UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2006

CATALYTICA ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1388 North Tech Boulevard, Gilbert, AZ 85233
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (480) 556-5555
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Effective with the acceptance by the landlord on August 29, 2006, Catalytica Energy Systems, Inc. (the “Registrant”) entered into an Office Lease Agreement dated August 28, 2006 (the “Lease”) with Warner Courtyards, LLC, Park 3020, LLC, Park 3030, LLC and Metzger Warner Courtyards, LLC (collectively, the “Landlord”) to lease approximately 1,893 square fee of office space located at Warner Courtyards, 301 W. Warner Road, Suite 132, Tempe, Arizona (the “Site”) from the Landlord.

The Lease commences September 15, 2006 with an initial term ending September 30, 2007.  The Lease requires monthly rental payments of $3,943.75, with a security deposit of $3,800, and requires the Registrant to pay any excise, sales, use or transaction privilege taxes resulting from the payment of rent.  The Lease may be renewed for an additional one year term from October 1, 2007 to September 30, 2008 at a monthly rental rate of $3,982.18, if the Registrant provides notice to the Landlord of its election to renew the Lease on or by June 1, 2007.

The Registrant is leasing the Site for its corporate headquarters and expects to move to the Site during the period from September 15, 2006 through October 31, 2006, the date of the expiration of the Registrant’s lease for its current corporate offices in Gilbert, Arizona.  The Registrant believes that the Site will provide sufficient executive office space for its anticipated needs during the term of the Lease.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Lease and the exhibits thereto, which are attached as Exhibit 10.1 hereto and incorporated by reference in their entirety herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and is subject to safe harbors created therein.   These forward-looking statements include, but are not limited to, those regarding the Registrant’s expectations regarding the sufficiency of the Site for its corporate headquarters and the timing of the relocation of the Registrant’s corporate headquarters to the Site.

These forward-looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements.  These risks and uncertainties include, among others, the risk that the Site will not provide sufficient space for the Registrant’s corporate headquarters, the timing of the relocation of the Registrant’s corporate headquarters and the ability of the Registrant to make appropriate arrangements for such relocation, together with the development generally of the Registrant’s overall strategic objectives and the other risks set forth in the Registrant’s most recent Forms 10-K and 10-QSB filed with the Securities and Exchange Commission.  The Registrant undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Document
10.1	Office Lease Agreement dated August 28, 2006 between the Registrant and Warner Courtyards, LLC, Park 3020, LLC, Park 3030, LLC and Metzger Warner Courtyards, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.
	By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive Officer and Chief Financial Officer
Date: September 1, 2006

EXHIBIT INDEX

Exhibit Number	Document
10.1	Office Lease Agreement dated August 28, 2006 between the Registrant and Warner Courtyards, LLC, Park 3020, LLC, Park 3030, LLC and Metzger Warner Courtyards, LLC